UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 29, 2015
KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, Including Area Code: (416) 848-1171
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
m Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
m Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
m Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
m Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2015, Kingsway Financial Services Inc. (the “Company”) issued a press release regarding its financial results for the second quarter and six months ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report.

On October 23, 2015, the Company issued a press release regarding its financial results for the third quarter and nine months ended September 30, 2015. A copy of the press release is furnished as Exhibit 99.2 to this report.

On February 4, 2016, the Company issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.3 to this report.

The information in this Form 8-K provided under this Item 2.02 and Exhibits 99.1, 99.2 and 99.3 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Exhibit Description
99.1	Press Release titled “Kingsway Announces Second Quarter 2015 Results”
99.2	Press Release titled “Kingsway Announces Third Quarter 2015 Results”
99.3	Press Release titled “Kingsway Announces Fourth Quarter and Year-End 2015 Results”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

February 16, 2016	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release titled “Kingsway Announces Second Quarter 2015 Results”
99.2	Press Release titled “Kingsway Announces Third Quarter 2015 Results”
99.3	Press Release titled “Kingsway Announces Fourth Quarter and Year-End 2015 Results”